EXHIBIT 10.4

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED LICENSE AGREEMENT



         This Second Amendment to Amended and Restated License Agreement ("Second Amendment") effective this _______ day of April, 2006 is between the University of Chicago, an Illinois not-for-profit corporation ("UNIVERSITY"), having its principal office at 5555 S. Woodlawn Avenue, Chicago, IL 60637 and PharmaFrontiers Corp., a Texas corporation ("PHARMA") having its principal office at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381. Each hereunder may be referred to separately as the ("Party"), or together as the ("Parties"). The Parties agree:

                                                     RECITALS

A. UNIVERSITY and PHARMA have previously entered in an "Amended and Restated License Agreement" dated December 30, 2004 (the "License Agreement"); and

B.            UNIVERSITY  and  PHARMA  have  previously   entered  in  a  "First
              Amendment to Amended and Restated License Agreement" dated October 31, 2005 (the First Amendment); and

C. NOW, THEREFORE, in consideration of the mutual promises and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                  1.0 AMENDMENT OF PARAGRAPH 4.C.I OF THE LICENSE AGREEMENT, AS AMENDED IN SECTION B. 1.0 OF THE FIRST
                           AMENDMENT: The first sentence of Paragraph 4.C.i shall be deleted and replaced with

                               "PF shall pay to the University one and one half million ($1,500,000) US dollars upon the later of the occurrence of the First Financing or October 31, 2006."

                      Also, in each instance in which the date "April 30, 2006" appears in Paragraph 4.C.i. such date shall be replaced with "October 31, 2006".

                  2.0      AMENDMENT   OF   PARAGRAPH   4.C.II  OF  THE  LICENSE
                           AGREEMENT: In each instance in which the date "November 30, 2005" appears in Paragraph 4.C.ii, such date will be replaced with October 31, 2006.

                  3.0 No Other Amendments. This Second Amendment shall be construed as part of the License Agreement. Except as specifically amended herein, the License Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives and signed below.

UNIVERSITY OF CHICAGO                        PHARMAFRONTIERS CORP.

By: Alan Thomas                              By:  David B. McWilliams
--------------------------------------       ----------------------------------
Name:  Alan Thomas                           Name:  David B. McWilliams
Title: Director of Technology Transfer       Title:  Chief Executive Officer
Date:  April ________, 2006                  Date:    April ________, 2006